Exhibit 99.1

Keypath Education International, Inc. ARBN: 649 711 026 ASX code: KED www.keypathedu.com

ASX ANNOUNCEMENT – MAY 24, 2024

agreement with STERLING PARTNERS
TO ACQUIRE KEYPATH SHARES for AUD$0.87 cash per share

Key Highlights

Keypath Education has entered into a definitive merger agreement (‘Merger Agreement’) with an affiliate of Sterling Partners (‘Purchaser’). Subject to the terms and conditions of the Merger Agreement, the Purchaser will acquire all the outstanding shares of Keypath common stock (underlying Keypath’s outstanding CHESS Depositary Interests (‘CDIs’)) not currently owned by Sterling Partners and its affiliates (’Sterling’) for AUD$0.87 cash per share (‘Transaction Consideration’). The Transaction values Keypath (based on 214,694,686 CDIs outstanding) at approximately AUD$186.8 million (‘Transaction’). Certain management holders of CDIs will exchange their CDIs for shares in an entity affiliated with Sterling Partners instead of receiving the Transaction Consideration (‘Rollover Stockholders’).

Upon consummation of the Transaction, Keypath will be a wholly-owned subsidiary of the Purchaser and will apply to delist from the ASX and de-register from the US Securities and Exchange Commission (’SEC’). The Transaction will be governed by the laws of the State of Delaware and not the Australian Corporations Act 2001 (Cth).

Sterling Partners has formed the Purchaser in connection with the Transaction, which entity is affiliated with Sterling Capital Partners IV, L.P., which currently indirectly controls approximately 66.22% of the CDIs of Keypath.

The Transaction Consideration represents an 88.3% premium to the 6-month volume weighted average price (‘VWAP’) of Keypath CDIs of AUD$0.46 to Thursday May 23, 2024, being the last trading day prior to this announcement of the proposed Transaction and the Merger Agreement.

The Transaction remains subject to a number of conditions, including (i) approval by the stockholders (including through CDIs) representing a majority of Keypath’s Unaffiliated Stockholders (which includes common stockholders other than Sterling Partners and its affiliates, Rollover Stockholders and Keypath directors and officers and any of their associates or affiliates), (ii) the absence of a material adverse effect with respect to Keypath and (iii) certain other customary closing conditions.

Keypath Special Committee Unanimously Recommends the Transaction

The Special Committee of the Keypath Board, chaired by Keypath Chair, Diana Eilert, and comprised of the Non-executive Independent Directors of Keypath (the ’Special Committee’), has determined that the Transaction and Merger Agreement is advisable, fair to and in the best interests of Keypath and its Unaffiliated Stockholders. The Special Committee unanimously recommends that Keypath stockholders vote in favour of the Transaction. In considering the merits of the proposed Transaction, the Special Committee has been guided by our overarching responsibility to consider the interests of Keypath and the Unaffiliated Stockholders. It is our view that the Transaction will realise attractive and certain value for the Unaffiliated Stockholders.

The Special Committee has engaged in a robust review process with the assistance of legal advisors, which included an evaluation of Keypath’s alternatives as a publicly listed company.

Following this process, the Special Committee has unanimously agreed to approve the Merger Agreement and recommend that Keypath stockholders vote in favour of the Merger Agreement.

The Special Committee does not have confidence that liquidity in Keypath CDIs will improve, which also raises associated challenges in incentivising and retaining employees, which is typically a key benefit of being a listed company. Based on the premium offered by Sterling Partners, the Special Committee considers that the Transaction represents the best outcome for stockholders.

Sterling Partners has advised the Special Committee that it is a long-term holder and is not willing to sell shares at any price and that this is the only transaction it is prepared to support.

Keypath’s Special Committee believe that this is an attractive offer for the Unaffiliated Stockholders of Keypath for the following reasons:

●	Provision of liquidity: The transaction provides liquidity to the Unaffiliated Stockholders in an otherwise illiquid stock (as shown by no on-market trading on 52 out of 123 trading days in the 6-months to 23 May 2024) and Sterling Partners is not willing to be a seller or provider of liquidity through a sell-down;

●	Significant premium: Transaction Consideration represents a premium of 88% to Keypath’s 6-month VWAP of AUD$0.46 to May 23, 2024 and a 63% premium to Keypath’s closing price of AUD$0.535 on May 23, 2024, being the last trading day prior to the announcement of a proposal from Sterling Partners;

●	Certainty of value: The 100% cash consideration provides Keypath’s Unaffiliated Stockholders with certainty of value and the opportunity to realise their investment in full for cash; and

●	Limited conditionality: The Transaction is subject to conditions customary for transactions of this type and is not conditional on financing or due diligence.

The Special Committee also took into account that the Unaffiliated Stockholders will have the ability to vote on the Transaction at a Special Meeting, with approval by a majority of the votes held by Unaffiliated Stockholders required for the Transaction to close. A Proxy Statement containing detailed information on the Agreement is expected to be issued to Keypath stockholders during the third quarter of 2024.

The Chair of the Keypath Special Committee, Diana Eilert, said:

“The Special Committee believes the lack of liquidity is a significant impediment for existing Keypath investors as well as potential investors. The proposed cash offer represents an attractive value and provides an immediate opportunity for stockholders to realise certain value at a significant premium to the market.

“The Special Committee has carefully considered the advantages and disadvantages of the proposed Transaction and believes the offer price of AUD$0.87 cash per share is attractive and provides the Unaffiliated Stockholders with provision of liquidity and certain value today for their investment in our business. While Keypath has achieved considerable success in the U.S. sector and Asia Pacific (APAC) region, and while acknowledging there remains the potential for future growth, this has to be balanced with the industry, business and market risks that Keypath stockholders face remaining as a publicly listed company, specifically with the investors’ liquidity challenges.

Keypath’s Chief Executive Officer and Co-Founder, Steve Fireng, said:

“Keypath has built a strong position in the rapidly evolving Education Technology industry. With our recent results we have proven our strategy in our key markets of Healthcare in the U.S. and more broadly in the APAC region. Our ambition to continue to grow in these markets aligns well with Sterling Partners’ future ambitions for the business.

“We expect the Education Technology market to continue to experience significant change and evolution into the future, which will present risks and challenges as well as opportunities for Keypath. I look forward to our team’s continued outstanding work in support of our partners and eagerness to build on our success, benefiting from the operating capabilities and deep sector expertise from Sterling Partners.”

Sterling Partners’ Managing Director, Avi Epstein, said:

“We have been long-term holders in Keypath and remain committed to Keypath successfully delivering on its purpose and strategy. We look forward to working closely with Steve and the experienced Keypath team to continue delivering on its mission and growing Keypath in its next chapter as a private company, while providing stockholders with liquidity for their holdings at a substantial premium.”

Indicative Timetable and Next Steps

Keypath stockholders do not need to take any action at this point in time.

A copy of the Merger Agreement, which sets out the terms and conditions of the Transaction and associated matters, is attached to this announcement and will be filed with the U.S. Securities and Exchange Commission (the ’SEC’). Keypath intends to call and hold a special meeting of stockholders for the purpose of voting on the Merger Agreement and other matters relating to the Transaction. The special meeting is expected to be held in or around September 2024.

Keypath is preparing a proxy statement containing information relating to the Transaction, reasons for the Keypath Special Committee unanimous recommendation and other details of the special meeting. The proxy statement, which is subject to review by the ASX and the SEC, is expected to be sent to Keypath stockholders in or around August 2024. See “Additional Information about the Proposed Transaction.”

Transaction Briefing

A briefing on the transaction will be held by Diana Eilert, the Chair of the Special Committee, in the same webcast as the Keypath Q3 FY24 results briefing being held at 10.30am (AEST) on May 24, 2024. Participants can register for the webcast through the following link: Register for Investor Briefing

Advisors

Keypath has engaged Katten Muchin Rosenman LLP as U.S. legal counsel and Clayton Utz as Australian legal counsel and BMO Capital Markets Corp. as financial adviser to the Special Committee to provide valuation services.

Sterling Partners has engaged Kirkland & Ellis LLP as U.S. legal counsel and Allens as Australian legal counsel.

Additional Information about the Proposed Transaction

In connection with the proposed transaction, the Company will file a preliminary proxy statement and file or furnish other relevant materials with the SEC. Following the filing of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of the Company. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The Company’s stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) and the Company’s website (www.keypathedu.com). In addition, stockholders will also be able to obtain these documents, without charge, by contacting the Company at the following address and/or telephone number:

1501 East Woodfield Road, Suite 204N

Schaumburg, IL 60173

Attention: General Counsel

Telephone: (224) 419-7988

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and other relevant documents when they are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

This announcement has been approved by the Keypath Board.

Further Information

Investor Contact

Malcolm McNab
Director of Investor Relations
malcolm.mcnab@keypathedu.com.au
+61 3 9081 8945

About Keypath

Founded in 2014, Keypath is a global, market-leading edtech company in the online program management (OPM) market. In collaboration with its university partners, Keypath delivers career-relevant, technology-enabled online higher education programs with the goal of preparing students for the future of work. The suite of services Keypath provides to its university partners includes designing, developing, launching, marketing, and managing online programs. Keypath also undertakes market research and provides student recruitment, support and placement services. The services Keypath provides are underpinned by KeypathEDGE, its integrated technology and data platform. Keypath has approximately 750 employees with operations in Australia, the United States, Canada, the UK, Malaysia and Singapore.

Forward Looking Statements

This announcement contains forward-looking statements. Forward-looking statements may include statements regarding Keypath’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Keypath’s expectations with respect to the financial and operating position or performance of its business, its capital position and future growth. Forward-looking statements are based on assumptions and contingencies that are subject to change without notice and are not guarantees of future performance. They involve known and unknown risks, uncertainties and other important factors, many of which are beyond the control of Keypath, its directors and management and which may cause actual outcomes to differ materially from those expressed or implied in this announcement, including (but not limited to): (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to consummate the Merger due to the failure to obtain stockholder approval for the adoption of the Merger Agreement (including the affirmative vote of at least the majority of the outstanding shares of Common Stock (including the shares of Common Stock underlying the CDIs) held by the Unaffiliated Stockholders)) or the failure to satisfy other conditions to completion of the proposed transaction, (3) risks related to the disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (4) the proposed Merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee by the Company to the buyer, (5) limitations placed on the Company’s ability to operate its business under the Merger Agreement, (6) risks that the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed Merger, (7) risks that the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed Merger, and (8) the effect of the announcement and pendency of the proposed transaction on the Company’s relationships with its customers and suppliers and on its business generally. Forward-looking statements should be read in conjunction with, and are qualified by reference to, information in this announcement or previously released by Keypath to ASX. Readers are cautioned not to place undue reliance on forward-looking statements, which are provided for illustrative purposes only and are not necessarily a guide to future performance. No representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, and to the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements is disclaimed, and except as required by law or regulation (including the ASX Listing Rules), Keypath undertakes no obligation to update any forward-looking statements. Keypath also notes that past performance may not be a reliable indicator of future performance.

Restriction on Purchases of CDIs by U.S. Persons

Keypath is incorporated in the U.S. State of Delaware and none of its securities have been registered under the U.S. Securities Act of 1933 or the laws of any state or other jurisdiction in the United States. Trading of Keypath’s CHESS Depositary Interests (CDIs) on the Australian Securities Exchange (ASX) is not subject to the registration requirements of the U.S. Securities Act in reliance on Regulation S under the U.S. Securities Act and a related ‘no action’ letter issued by the U.S. Securities and Exchange Commission to the ASX in 2000. As a result, the CDIs are “restricted securities” (as defined in Rule 144 under the U.S. Securities Act) and may not be sold or otherwise transferred except in transactions exempt from, or not subject to, the registration requirements of the U.S. Securities Act. For instance, U.S. persons who are qualified institutional buyers (QIBs, as defined in Rule 144A under the U.S. Securities Act) may purchase CDIs in reliance on the exemption from registration provided by Rule 144A. To enforce the transfer restrictions, the CDIs bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to U.S. persons excluding QIBs. In addition, hedging transactions with regard to the CDIs may only be conducted in compliance with the U.S. Securities Act.